Exhibit 10.9

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (the “Agreement”) made as of this 13 day of January, 2017 by USELL.COM, INC., a Delaware corporation (“Grantor”), in favor of XXXX, a Delaware limited liability company, in its capacity as agent (together with its successors and assigns in such capacity, the “Agent”) for the benefit of itself and Purchasers (as defined in the Purchase Agreement described below) (together with its successors and assigns in such capacity, “Grantee”):

WITNESSTH

WHEREAS, XXXX (“Purchaser”, and together with its successors and assigns and each other purchaser of a Note (as defined below) and their respective successors and assigns, individually and collectively, the “Purchasers”) have made, and may make, loans and certain other financial accommodations to Grantor and the other Companies (as defined in the Note Purchase Agreement described below), as evidenced by those certain senior secured notes dated as of the date hereof in an original aggregate principal amount of $8,660,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, each a “Note”, and collectively, the “Notes”);

WHEREAS, the Notes are being acquired by each Purchaser, pursuant to a Note Purchase Agreement dated as of the date hereof among the Purchasers, the Grantor, the other Companies (as defined therein) and the Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “ Purchase Agreement”);

WHEREAS, pursuant to a Security Agreement dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”) by the “Debtors” (as defined therein) in favor of the Agent, such Debtors have granted the Agent, for its benefit and the benefit of the Purchasers, a security interest in substantially all of the assets of the Debtors including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Trademarks (as defined in the Security Agreement), Trademark registrations, Trademark applications and Trademark licenses, together with the goodwill of the business symbolized by Grantor’s Trademarks, and all products and proceeds thereof; and

WHEREAS, to induce Purchasers to make financial accommodations to the Companies under and as defined in the Purchase Agreement and the Note, Grantor has agreed to pledge and grant a security interest in all of its right, title and interest in and to the Trademark Collateral (as hereinafter defined) as security for its Liabilities (as defined in the Security Agreement) for the benefit of the Grantee, Purchasers and their respective successors and assigns.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, Grantor agrees as follows:

1.             Incorporation of Security Agreement. The Security Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Security Agreement.

2.             Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Liabilities, Grantor hereby grants to Grantee, for its benefit and the benefit of Purchasers, and hereby reaffirms its prior grant pursuant to the Security Agreement of, a continuing security interest in Grantor’s entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or existing or hereafter created, acquired or arising:

(a)          each Trademark, Trademark registration and Trademark application, including, without limitation, the Trademarks, Trademark registrations (together with any reissues, continuations or extensions thereof) and Trademark applications referred to in Schedule 1 annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

(b)          each Trademark license and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark license; and

(c)          all products and proceeds of the foregoing, including without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademarks and Trademark registrations referred to in Schedule 1 annexed hereto, the Trademark registrations issued with respect to the Trademark applications referred in Schedule 1 and the Trademarks licensed under any Trademark license, or (b) injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark license.

This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement and is not intended to increase the rights of Grantee or the obligations of Grantor beyond the rights and obligations contained in the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event of any conflict between any provision of this Trademark Security Agreement and the Security Agreement, the Security Agreement shall govern.

[Signature Page Follows]

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IN WITNESS WHEREOF, Grantor has duly executed this Agreement as of the date first written above.

USELL.COM, INC., a Delaware corporation

By:
Name: Nikhil Raman
Title: Chief Executive Officer

Agreed and Accepted
As of the Date First Written Above

XXXX, a Delaware limited
liability company, in its capacity as Agent for Purchasers

By:
Name:
Title:

SIGNATURE PAGE TO
TRADEMARK SECURITY AGREEMENT